UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2026

FG Communities Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36366	46-1119100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6408 Bannington Road Charlotte, NC	28226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 994-8279

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FGC	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGCPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

FG Communities Holdings Inc. (the “Company”) issued a press release on October 12, 2026, announcing the acquisition of a manufactured housing community in Garner, North Carolina (the “October 12th Press Release”). A copy of the October 12th Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The Company also issued a press release on October 15, 2026, announcing the acquisition of a manufactured housing community in Mars Hill, North Carolina (the “October 15th Press Release”). A copy of the October 15th Press Release is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On October 8, 2026, the Company closed the acquisition of its first manufactured housing community located in Garner, North Carolina located at 5004 Lee Drive Garner, NC 27529. The property acquired included 49 homesites on 59 acres. The seller is an unaffiliated third party and the acquisition was paid for by the Company using cash on hand.

On October 9, 2026, the Company closed the acquisition of a manufactured housing community in Mars Hill, North Carolina located at 205 Big Brown Rd, Mars Hill, NC 28754. The property acquired included 29 homesites on 19 acres. The seller is an unaffiliated third party and the acquisition was paid for by the Company using cash on hand.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release Issued by FG Communities Holdings Inc. on October 12, 2026
99.2	Press Release Issued by FG Communities Holdings Inc. on October 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG Communities Holdings Inc.

Date: October 15, 2026	By:	/s/ Mark D. Roberson
	Name:	Mark D. Roberson
	Title:	Chief Financial Officer